UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): June 22, 2007

                                 LHC GROUP, INC.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                    8082                  71-0918189
-------------------------------  ---------------  ------------------------------
 (State or Other Jurisdiction     (Commission            (I.R.S. Employer
      of Incorporation)           File Number)          Identification No.)

                          420 West Pinhook Rd., Suite A
                               Lafayette, LA 70503
          (Address of Principal Executive Offices, including Zip Code)

                                 (337) 233-1307
              (Registrant's telephone number, including area code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On June 22, 2007, LHC Group, Inc. (the "Company") submitted comments to the Centers for Medicare and Medicaid Services (CMS) concerning the Home Health Prospective Payment System Refinement and Rate Update for Calendar Year 2008 [CMS-1541-P].


Item 9.01  Financial Statements and Exhibits

(c)    Exhibits

    EXHIBIT NO.         DESCRIPTION
-------------------    ---------------------------------------------------------
      99.1             The Company's comments submitted to the Centers for
                       Medicare and Medicaid Services (CMS) concerning the Home
                       Health Prospective Payment System Refinement and Rate
                       Update for Calendar Year 2008 [CMS-1541-P].

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          LHC GROUP, INC.


                                          By: /s/ Barry E. Stewart
                                              ----------------------------------
                                              Barry E. Stewart
                                              Executive Vice President and Chief
                                              Financial Officer

Dated: June 22, 2007

                                INDEX TO EXHIBITS


    EXHIBIT NO.         DESCRIPTION
-------------------    ---------------------------------------------------------
      99.1             The Company's comments submitted to the Centers for
                       Medicare and Medicaid Services (CMS) concerning the Home
                       Health Prospective Payment System Refinement and Rate
                       Update for Calendar Year 2008 [CMS-1541-P].